Exhibit 31.13

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. Ide, the Chief Executive Officer and Principal Financial Officer of Modavox Inc., certify that:

1. I have reviewed this annual report on Form 10-KSB of Modavox Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the issuer and have:

        a) designed such disclosure controls and procedures to ensure that material information relating to the issuer is made known to me by others, particularly during the period in which this annual report is being prepared;

        b) evaluated the effectiveness of the issuer's disclosure controls and procedures as of the end of the period covered by this annual report
       (the "Evaluation Date"); and

        c) presented in this annual report my conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on our most recent evaluation, to the issuer's auditors and the audit committee of issuer's board of directors (or persons performing the equivalent functions):

        a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial data and;

        b) any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal controls; and

Date: June 14, 2006

/s/ David J. Ide
----------------
David J. Ide
Chief Executive Officer and Principal Financial Officer